Third Quarter 2004 Results

October 26, 2004

October 26, 2004

This presentation contains forward-looking statements that involve risks and uncertainties. The actual results of Temple-Inland may differ significantly from the results discussed in the forward-looking statements. Factors that might cause such differences include general economic, market, or business conditions; the opportunities (or lack thereof) that may be presented to and pursued by Temple-Inland; the availability and price of raw materials; competitive actions by other companies; changes in laws or regulations; the accuracy of judgments and estimates concerning the integration of acquired operations and
Temple-Inland's consolidation and supply chain initiatives; and other factors, many of which are beyond the control of Temple-Inland.

Third Quarter Results

TIN

Net Income

$

41

$

(3)

$

56

Diluted EPS

$  0.73

$ (0.06)

$  0.99

3rd Qtr

3rd Qtr

2nd Qtr

2004

2003

2004

3rd qtr. 2004 special items – total ($0.26 per share)

-  Repositioning mortgage activities - $13 million ($0.23 per share)

-  Converting facility closures - $3 million ($0.05 per share)

-  Income from discontinued operations - $1 million ($0.02 per share)

3rd qtr. 2003 special items – total ($0.46 per share)

Debt reduced $100 million during the quarter

Third Quarter Results (cont’d)

Net income per dil. share

$

0.73

$

(0.06)

$

0.99

Special items

0.26

0.46

0.06

Net income per dil. share

$

0.99*

$

0.40

$

1.05

excluding special items

3rd Qtr

3rd Qtr

2nd Qtr

2004

2003

2004

*

3rd qtr. 2004 income was negatively impacted $15 million, or $0.16 per share,  from an increase in the mortgage servicing valuation allowance due to the reduction in long-term interest rates.

Third Quarter Segment Results

Operating Income

(millions)

Corrugated Packaging

$  42

$

7

$ 26

Forest Products

$

68

$  24

$

65

Financial Services

$

37

$

49

$

59

$

147

$

80

$150

3rd Qtr

3rd Qtr

2nd Qtr

2004

2003

2004

Corrugated Packaging

Price

Average box price up $21/ton vs. 3rd qtr.

2003 and up $33/ton vs. 2nd qtr. 2004

3rd Qtr

3rd Qtr

2nd Qtr

2004

2003

2004

$ 42

$  7

$ 26

Operating income

(millions)

Corrugated Packaging (Cont’d)

Volume

On a volume per workday basis, shipments up 6.2% in

3rd qtr. 2004 compared with 3rd qtr. 2003, but down

3.4% compared to 2nd qtr. 2004 levels

Industry shipments up 3.2% on a volume per workday

basis in 3rd qtr. 2004 compared with 3rd qtr. 2003, but

down 1.5% compared with 2nd qtr. 2004

YTD, on a volume per workday basis, TIN shipments

up 6.2% compared to industry growth of 3.6%, despite

the closure of 7 box plants since 3rd qtr. 2003,

including the closure of 3 box plants in 3rd qtr. 2004

Corrugated Packaging (Cont’d)

Recycled Fiber

Prices up $28/ton vs. 3rd qtr. 2003 and flat vs.

2nd qtr. 2004

Energy

Energy costs up $3 million vs. 3rd qtr. 2003

and down $2 million vs. 2nd qtr. 2004

Pension

- Pension expense up $2 million vs. 3rd qtr.

2003

Forest Products

3rd Qtr

3rd Qtr

2nd Qtr

2004

2003

2004

$ 68

$ 24

$  65

Operating income

(millions)

Lumber

-  Average price up $56 vs. 3rd qtr. 2003 and

down $2 vs. 2nd qtr. 2004

-  Volume up 4% vs. 3rd qtr. 2003 and up 1% vs.

2nd qtr. 2004

Forest Products (Cont’d)

Particleboard

Average price up $88 vs. 3rd qtr. 2003 and up $27 vs.

2nd qtr. 2004

-

Volume down 5% vs. 3rd qtr. 2003 and down 13% vs.

2nd qtr. 2004

MDF

-

Average price up $79 vs. 3rd qtr. 2003, and up $30 vs.

2nd qtr. 2004

-

Volume up 12% vs. 3rd qtr. 2003, and down 16% vs.

2nd qtr. 2004

Forest Products (Cont’d)

Gypsum

- Average price up $30 vs. 3rd qtr. 2003 and up $6 vs.

2nd qtr. 2004

- Volume up 23% vs. 3rd qtr. 2003 and up 3% vs. 2nd

qtr. 2004

High-Value Land Sales

- $3 million from high-value land sales in 3rd qtr. 2004

vs. $2 million in 3rd qtr. 2003 and $6 million in 2nd

qtr. 2004

-

Average sales price for 3rd qtr. 2004 approximately

$6,000 per acre

Financial Services

3rd Qtr

3rd Qtr

2nd Qtr

2004

2003

2004

$ 37

$ 49

$ 59

Operating income

(millions)

-

Operating income negatively impacted $15 million, or

$0.16 per share after-tax, in 3rd qtr. 2004 due to increase

in the mortgage servicing valuation allowance

-

Excluding this $15 million increase in the

mortgage

servicing valuation allowance, financial services income

would have compared favorably to 3rd qtr. 2003 earnings

Comments

Corrugated Packaging - 4th qtr. 2004

-

Current box prices up approximately $15 per ton vs. 3rd

qtr. average and further price improvement expected

during the quarter

-

Historically, volume is seasonally weaker in 4th qtr.

(especially December)

-

There are 3 less shipping days in 4th qtr. 2004 vs. 3rd

qtr. 2004, due to holidays

-

Major annual mill maintenance outages in 4th qtr. will

impact earnings $8-10 million vs. 3rd qtr.

YTD Summary Comments

Corrugated Packaging

YTD 2004 vs.

($ in Millions)

YTD 2003

Market Factors – Box & Board Pricing, OCC

($66)

Business Improvement – Volume, Mill & Converting Costs

$128

Net Improvement

$62

Forest Products

Financial Services